UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 29, 2014

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC

(as Depositors of the American Express Credit Account Master Trust)

(Exact Name of Registrant as Specified in its Charter)

on behalf of

American Express Credit Account Master Trust

Delaware	000-21424-04	13-3854638	Delaware	333-113579-02	20-0942395	Delaware	333-113579-01	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street 31st Floor, Room 507B New York, New York 10285 (212) 640-2000	4315 South 2700 West, Room 3020-3 Mail Stop 02-01-03 Salt Lake City, Utah 84184 (801) 945-2550	4315 South 2700 West, Room 1100 Mail Stop 02-01-46 Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A	N/A	N/A
(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)	(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	On January 29, 2014, American Express Credit Account Master Trust amended its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon, with the Sixth Amendment to Pooling and Servicing Agreement, dated as of January 29, 2014. The amendment is attached hereto as Exhibit 4.1.

On January 29, 2014, American Express Credit Account Master Trust amended its (i) Series 2004-2 Supplement, dated as of June 2, 2004, (ii) Series 2005-2 Supplement, dated as of March 24, 2005, (iii) Series 2007-2 Supplement, dated as of February 14, 2007, (iv) Series 2008-2 Supplement, dated as of February 22, 2008, (v) Series 2008-4 Supplement, dated as of April 17, 2008, (vi) Series 2008-6 Supplement, dated as of July 24, 2008, (vii) Series 2009-D-II Supplement, dated as of June 5, 2009, (viii) Series 2009-2 Supplement, dated as of September 11, 2009, (ix) Series 2011-1 Supplement, dated as of October 12, 2011, (x) Series 2012-1 Supplement, dated as of June 22, 2012, (xi) Series 2012-2 Supplement, dated as of August 21, 2012, (xii) Series 2012-3 Supplement, dated as of August 21, 2012, (xiii) Series 2012-4 Supplement, dated as of November 8, 2012, (xiv) Series 2012-5 Supplement, dated as of November 8, 2012, (xv) Series 2013-1 Supplement, dated as of July 25, 2013, (xvi) Series 2013-2 Supplement, dated as of November 13, 2013, and (xvii) Series 2013-3 Supplement, dated as of November 13, 2013, to its Pooling and Servicing Agreement, dated as of May 16, 1996, as amended and restated as of January 1, 2006 and as further amended from time to time, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon, with the Omnibus Amendment to Series Supplements, dated as of January 29, 2014. The amendment is attached hereto as Exhibit 4.2.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

Exhibit 4.1	Sixth Amendment to Pooling and Servicing Agreement, dated as of January 29, 2014, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

Exhibit 4.2	Omnibus Amendment to Series Supplements, dated as of January 29, 2014, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION II,
as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	President

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Kevin L. Thompson
Name:	Kevin L. Thompson
Title:	President

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust as Co-Registrant

By:	/s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Sixth Amendment to Pooling and Servicing Agreement, dated as of January 29, 2014, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.

Exhibit 4.2	Omnibus Amendment to Series Supplements, dated as of January 29, 2014, among American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC, American Express Receivables Financing Corporation IV LLC, American Express Travel Related Services Company, Inc. and The Bank of New York Mellon.